                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         STYLING TECHNOLOGY CORPORATION
                 (Name of Registrant as Specified In Its Charter)

                                RICHARD R. ROSS
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                         STYLING TECHNOLOGY CORPORATION

          -------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 4, 1998

          -------------------------------------------------------------


         The Annual Meeting of Stockholders of Styling Technology Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m. (local time), on Monday, May 4, 1998, at The Arizona Biltmore, 24th Street and Missouri, Phoenix, Arizona 85016, for the following purposes:

         1. To elect directors (who will be divided into three classes if the proposal in item 2 is approved by the stockholders).

         2. To approve an amendment to the Company's Certificate of Incorporation to classify the Board of Directors of the Company into three classes with staggered terms of office.

         3. To approve an amendment to the Company's Certificate of Incorporation to add a provision allowing the Board of Directors to consider certain factors when evaluating certain matters such as tender offers.

         4. To approve an amendment to the Company's Certificate of Incorporation to eliminate actions by written consent of stockholders.

         5. To approve an amendment to the Company's Certificate of Incorporation to add certain minimum price and procedural requirements in connection with certain transactions such as business combinations.

         6. To approve an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of the Company's Common Stock that may be issued pursuant to the 1996 Stock Option Plan from 400,000 to 750,000 shares.

         7. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998.

         8. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on March 26, 1998 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.



Phoenix, Arizona
____________, 1998

                         STYLING TECHNOLOGY CORPORATION
                       2390 EAST CAMELBACK ROAD, SUITE 435
                             PHOENIX, ARIZONA 85016

          -------------------------------------------------------------

                                 PROXY STATEMENT
          -------------------------------------------------------------

                            VOTING AND OTHER MATTERS

GENERAL

         The enclosed proxy is solicited on behalf of Styling Technology Corporation, a Delaware corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time), on Monday, May 4, 1998 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at The Arizona Biltmore, 24th Street and Missouri, Phoenix, Arizona 85016.

         These proxy solicitation materials were first mailed on or about ________________, to all stockholders entitled to vote at the Meeting.

VOTING SECURITIES AND VOTING RIGHTS

         Stockholders of record at the close of business on March 26, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 4,034,703 shares of the Company's Common Stock, $0.0001 par value per share (the "Common Stock").

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock of the Company outstanding constitutes a quorum for the transaction of business at the Meeting. Each stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required to elect directors, to approve an amendment to the 1996 Stock Option Plan (the "1996 Plan") to increase the shares of the Company's Common Stock that may be issued pursuant to the 1996 Plan, and to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998. The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of each of the amendments to the Company's Certificate of Incorporation.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

         When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of the nominees set forth in this Proxy Statement; (ii) "for" approval of an amendment to the Company's Certificate of Incorporation to classify the Board of Directors of the Company into three classes with staggered terms of office; (iii) "for" approval of an amendment to the Company's Certificate of Incorporation to add a provision allowing the Board of Directors to consider certain factors when evaluating certain matters such as tender offers; (iv) "for" approval of an amendment to the Company's Certificate of Incorporation to eliminate actions by written consent of stockholders; (v) "for" approval of an amendment to the Company's Certificate of Incorporation to add certain minimum price and procedural requirements in connection with certain transactions such as business combinations; (vi) "for" approval of an amendment to the 1996 Plan to increase the shares of the Company's Common Stock that may be issued pursuant to the 1996 Plan; (vii) for the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998; and (viii) in the best judgement of the proxy holders as to any other matters that may properly come before the meeting.

REVOCABILITY OF PROXIES

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

SOLICITATION

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

         The 1997 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Report of the Compensation Committee of the Board of Directors" below and "Company Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Company will provide, without charge to each stockholder of record as of the Record Date, a copy of the Company's annual report on Form 10-K for the year ended December 31, 1997 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices as set forth in this Proxy Statement.

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Certificate of Incorporation provides that the number of directors shall be fixed from time to time by resolution of the Board of Directors. Presently, the number of directors is fixed at five. Unless otherwise instructed, proxies will be voted in favor of SAM L. LEOPOLD, JAMES A. BROOKS, PETER W. BURG, MICHAEL H. FEINSTEIN, all of whom currently are directors of the Company, as well as RICHARD R. ROSS, who serves as Vice President, Chief Financial Officer, Treasurer, and Secretary of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for such substitute nominees as may be selected by the current Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until a successor has been elected and qualified or until his earlier resignation or removal. If the proposed amendment of the Company's Certificate of Incorporation to classify the Board of Directors, which is described below in the section entitled "Proposals to Amend the Company's Certificate of Incorporation - Proposal Concerning Classification of the Board of Directors," is approved, and all of the nominees listed above are elected directors, the directors will be divided among the classes as follows: Class 1: (To serve until the 1999 Annual Meeting of Stockholders) - James A. Brooks; Class 2: (To serve until the 2000 Annual Meeting of Stockholders) - Peter W. Burg and Michael H. Feinstein; Class 3: (To serve until the 2001 Annual Meeting of Stockholders) - Sam L. Leopold and Richard R. Ross.

         At the time that the term of a class of directors expires, an election of directors will occur for that same class of directors to serve a new three-year term. If the stockholders do not adopt the proposed amendment, all nominees who are elected as directors will serve until the 1999 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

         The following table sets forth certain information regarding the directors and nominees for directors of the Company:

                        NAME                            AGE                                POSITION
                        ----                            ---                                --------
Sam L. Leopold................................          43           Chairman of the Board, President, and Chief Executive
                                                                     Officer(4)
Richard R. Ross...............................          31           Vice President, Chief Financial Officer,
                                                                     Treasurer, and Secretary
James A. Brooks...............................          67           Director(1)
Peter W. Burg.................................          41           Director(2)(3)(4)(5)
Michael H. Feinstein..........................          61           Director(2)(3)(5)

----------

(1)   Member of the Audit Committee.
(2)   Member of the Compensation Committee.
(3)   Member of the Senior Committee.
(4)   Member of the Employee Committee.
(5)   Member of the Nominating Committee.

         Sam L. Leopold, a founder of the Company, has served as Chairman of the Board and Chief Executive Officer of the Company since the Company's incorporation in June 1995 as President of the Company since February
1998. Mr. Leopold owns and previously served as President and Chairman of Beauty Boutique International, which was founded in 1990 and operates three retail salons in Arizona. Mr. Leopold is not involved with the day-to-day operations of Beauty Boutique International, although Beauty Boutique International purchases products from the Company in the ordinary course of business. From 1986 to 1991, Mr. Leopold served as Executive Vice President of Consumer Beauty Supply, Inc. (dba Beauty Express), a mall-based retail chain of beauty supply salons. During that time, Mr. Leopold was responsible for day-to-day operations and oversaw the growth and development of Beauty Express from less than 20 retail salons to more than 50 retail salons and from approximately $8 million in annual revenue to approximately $25 million in annual revenue. From 1989 to 1991, Mr. Leopold served as President of Avanti International, Inc., developing a line of hair care products. Mr. Leopold served as in-house counsel to MDC Holdings, Inc., a publicly held national home builder, from 1982 to 1984.

         Richard R. Ross has served as Chief Financial Officer, Secretary, and Treasurer of the Company since May 1997 and as Vice President of the Company since June 1997. Mr. Ross served in the audit and business advisory group of Arthur Andersen LLP, the Company's independent auditors, from June 1989 to April 1997. Mr. Ross is a certified public accountant.

         James A. Brooks has served as a director of the Company since September 1996. Mr. Brooks has served as President of Signe Inc., a management consulting firm for major consumer product companies and a variety of salon industry companies, since founding the company in December 1984. Mr. Brooks served as Senior Vice President of Sales and Marketing of Lamaur, Inc. from 1983 to 1984, at that time a publicly traded company listed on the New York Stock Exchange and a leading domestic producer and marketer of a broad range of hair care products. Mr. Brooks served as Senior Vice President of Sales and Marketing of Redken Laboratories, Inc. from 1977 to 1983.

         Peter W. Burg has served as a director of the Company since February 1997. Mr. Burg has been a director and shareholder in the law firm of Burg & Eldrege, P.C. (and its predecessor Burg & Aspinwall, P.C.) since October 1984.

         Michael H. Feinstein has served as a director of the Company since June 1997. Mr. Feinstein has served as Senior Vice President and Chief Financial Officer of Monaco Finance, Inc., a publicly held specialty finance company, since July 1995. From September 1993 to June 1995, Mr. Feinstein served initially as Executive Vice President and subsequently as acting President and Chief Executive Officer of American Southwest Financial Corporation, which engaged in the securitization and administration of mortgage-backed bonds and certificates. From January 1983 through September 1993, Mr. Feinstein served in various senior management positions, including, at different times, Chief Financial Officer, Treasurer, Chief Operating Officer, and Executive and Senior Vice President of Asset Investors Corporation, a New York Stock Exchange-listed REIT, and MDC Holdings Inc., a New York Stock Exchange-listed national homebuilder. Prior to 1983, Mr. Feinstein was a partner in the public accounting firm now known as Deloitte & Touche. Mr. Feinstein has a B.S. degree in economics from the Wharton School of the University of Pennsylvania.

         Directors hold office until their successors have been elected. Officers serve at the pleasure of the Board of Directors. There are no family relationships among any of the directors or officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. In June 1997, the Board of Directors appointed the following standing committees: a Compensation Committee, a Senior Committee, an Executive Committee, and an Audit Committee. In February 1998, the Board of Directors appointed a Nominating Committee. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company. The Senior Committee's function is to administer the 1996 Stock Option Plan with respect to executive officers and directors. The 1996 Stock Option Plan requires that the Senior Committee consist of two or more non-employee directors. The Employee Committee's function is to administer the 1996 Stock Option Plan with respect to employees. The Audit Committee reviews the annual financial statements and significant accounting issues and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other audit related matters that may arise during the year. The Nominating Committee reviews credentials of existing and prospective directors and selects classes of directors.

         The Board of Directors of the Company held a total of six meetings during the fiscal year ended December 31, 1997. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which such director was a member.

DIRECTOR COMPENSATION AND OTHER INFORMATION

         The Company pays each independent director an annual retainer of $5,000 and $1,500 for each meeting of the Board of Directors attended in person. Directors also receive $500 for each meeting of a committee of the Board of Directors attended. In addition, independent directors receive stock options under the Company's 1996 Stock Option Plan. Under the terms of the Company's 1996 Stock Option Plan, non-employee directors receive stock options to purchase 5,000 shares upon their initial election to the Board of Directors and options to purchase 2,500 shares at the meeting of the Board of Directors held immediately after the annual meeting of stockholders. Under the Company's 1996 Stock Option Plan, Messrs. Brooks and Burg received options to purchase 2,500 shares of Common Stock at an exercise price equal to $10.875 per share immediately following the Company's annual meeting of stockholders in June 1997. Mr. Burg and Mr. Feinstein each received options to purchase 5,000 shares of Common Stock at exercise prices equal to $11.875 and $10.875, per share, respectively, upon appointment to the Board of Directors in February 1997 and June 1997. Pursuant to the 1996 Stock Option Plan, each of Messrs. Brooks, Burg, and Feinstein will receive an automatic grant of options to purchase 2,500 shares of Common Stock at the time of the Board of Directors meeting immediately following the Meeting. Officers of the Company receive no additional compensation for serving on the Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

         None of the Company's executive officers received compensation in excess of $100,000 during fiscal 1995 or 1996. The Company conducted no operations prior to its initial public offering in November 1996. As a result, no salaries were paid or accrued by the Company prior to such time.

         The following table sets forth the total compensation received for services rendered in all capacities to the Company for the fiscal years ended December 31, 1996 and 1997 by the Company's Chief Executive Officer and its other most highly compensated officer whose aggregate cash compensation exceeded $100,000 as well as Richard R. Ross, the Company's Chief Financial Officer (together the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                            --------------------------------------
                                    ANNUAL COMPENSATION                                 AWARDS             PAYOUTS
                            --------------------------------------------    --------------------------     -------
NAME AND
PRINCIPAL POSITION                                                            RESTRICTED
------------------                                          OTHER ANNUAL        STOCK       SECURITIES       LTIP      ALL OTHER
                                                            COMPENSATION       AWARD(S)     UNDERLYING     PAYOUTS   COMPENSATION
                            YEAR    SALARY ($)   BONUS($)      ($)(1)             ($)       OPTIONS (#)      ($)         ($)
                            ----    ----------   --------   ------------      ----------    -----------    -------   ------------
Sam L. Leopold
Chairman of the Board,      1997    $150,000       ---           ---              ---          200,000       ---         ---
Chief Executive             1996    $ 16,538(2)    ---           ---              ---            ---         ---         ---
Officer, and President.

Thomas M. Clifford(3)       1997    $150,000       ---           ---              ---            ---         ---         ---
Former President ......     1996    $  1,154       ---           ---              ---            ---         ---         ---


Richard R. Ross(4)
Vice President, Chief
Financial Officer,
Treasurer,                  1997    $ 86,667       ---           ---              ---           79,530       ---         ---
and Secretary .........

(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the Named Executive Officers, except as noted.
(2) Includes $16,538 in salary earned by Mr. Leopold in 1996 but deferred to 1997.
(3)      Mr. Clifford retired from the Company effective January 1998.
(4) Mr. Ross joined the Company in April 1997 as Chief Financial Officer, Secretary, and Treasurer.

OPTION GRANTS

         The following table represents the options granted to the Named Executive Officers in the last fiscal year and the value of such options.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                      Individual Grants
                                                      -----------------
                                                                                             Potential Realizable
                                                           %                                   Value at Assumed
                                        Number of      of Total                              Annual Rates of Stock
                                       Securities       Options                             Price Appreciation for
                                       Underlying     Granted to  Exercise or                    Option Term(1)
                                         Options    Employees in  Base Price   Expiration   ----------------------
                                       Granted(#)    Fiscal Year    ($/Sh)        Date        5% ($)       10% ($)
                                       ----------   ------------  -----------  ----------   -----------  ---------
Sam L. Leopold........................ 125,000(2)       35%         $9.750       5/1/07       $766,465   $1,942,374
                                        75,000(3)       21%        $11.375       7/3/07       $536,526   $1,359,662

Richard R. Ross.......................  54,530(4)       15%         $9.250      4/30/07       $317,216   $  803,888
                                        25,000(3)        7%        $11.375       7/3/07       $178,872   $  453,221


(1) Calculated from a base price equal to the exercise price of each option, which was the fair market value of the Common Stock on the date of grant. Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent the Company's estimate or projection of the future price of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of the Company's Common Stock.
(2) The options were granted at the fair market value on the date of grant and have a 10-year term. The options vested on the date of grant.
(3) The options were granted at the fair market value on the date of grant and have a 10-year term. One-third of the options vest on each of the first, second, and third anniversaries of the date of grant.
(4) The options were granted at the fair market value on the date of grant and have a 10-year term. One-fifth of the options vest on the date of grant and on each of the first, second, third, and fourth anniversaries of the date of grant.

OPTION EXERCISES AND HOLDINGS

         The following tables represent certain information respecting the options held by the Named Executive Officers.

                         AGGREGATED OPTION EXERCISES IN
                              LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                           Number of Securities                 Value of Unexercised
                               Shares                     Underlying Unexercised                In-the-Money Options
                            Acquired on      Value    Options at Fiscal Year-End (#)          at Fiscal Year-End ($)(2)
                              Exercise     Realized   ------------------------------          -------------------------
Name                            (#)          ($)(1)    Exercisable     Unexercisable      Exercisable        Unexercisable
--------                       -----       --------    -----------     -------------      -----------        -------------
Sam L. Leopold.........         ---          ---           125,000            75,000      $1,281,250          $   646,875

Thomas M. Clifford(3)..         ---          ---               ---           161,571             ---          $ 1,791,100

Richard R. Ross........         ---          ---            10,906            68,624      $  117,240          $   684,583


(1) Calculated based on the market price at exercise multiplied by the number of options exercised less the total exercise price of the options exercised.
(2) Calculated based on $20.00 per share, which was the closing sales price of the Common Stock as quoted on the Nasdaq National Market on March 16, 1998, multiplied by the number of applicable shares in-the-money less the total exercise price.
(3) Mr. Clifford retired from the Company effective January 1998. Pursuant to an agreement with the Company, the number of options held by Mr. Clifford was reduced from 161,571 to 90,000, and the vesting schedule of such options was accelerated so that 81,000 options became exercisable in January 1998 and the remaining 9,000 will become exercisable in January 1999. The value of the unexercised in-the-money options at the fiscal year ended December 31, 1997 with respect to such 90,000 options would have been $1,791,000, based on the March 16, 1998 closing sales price of the Company's Common Stock.

         Assuming the proposed amendment of the 1996 Plan to increase the shares of Common Stock that may be issued from 400,000 to 750,000 shares is approved, as described under "Proposal to Amend the Company's 1996 Stock Option Plan," the following table sets forth certain information with respect to options that will be received by or allocated to (i) the Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees, including all current officers who are not executive officers, as a group.

                                NEW PLAN BENEFITS
                             1996 STOCK OPTION PLAN

NAME AND POSITION                                                                       NUMBER OF UNITS
-----------------                                                                       ---------------
Sam L. Leopold
  Chairman of the Board, Chief Executive Officer, and President.........................    125,000
Thomas M. Clifford
  Former President......................................................................        ---
Richard R. Ross
  Vice President, Chief Financial Officer, Secretary, and Treasurer.....................     50,000
Executive Group.........................................................................    175,000
Non-Executive Director Group............................................................        ---
Non-Executive Officer Employee Group....................................................     28,500

EMPLOYMENT AGREEMENTS

         The Company's employment agreement with Mr. Leopold provides for Mr. Leopold to serve as Chairman of the Board and Chief Executive Officer of the Company through September 2001. Mr. Leopold will receive a base salary of $200,000 for 1998 and $250,000 per annum for the remainder of the term of his employment agreement.

1996 STOCK OPTION PLAN

         The 1996 Plan provides for the grant of incentive and nonqualified stock options to acquire Common Stock of the Company, the direct grant of Common Stock, the grant of stock appreciation rights ("SARs"), and the grant of other cash awards to key personnel, directors, consultants, independent contractors, and others providing valuable services to the Company and its subsidiaries. The Plan is more fully described At "Proposal to Amend the Company's 1996 Stock Option Plan."


               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Company's Board of Directors has appointed a Compensation Committee consisting entirely of non-employee directors. Performance evaluation and compensation decisions relating to 1997 were made by the Compensation Committee. Decisions on compensation of the Company's executives generally are made by the Compensation Committee. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with the Company's values and is aligned with the Company's business strategy and goals.

         The Company's compensation program for executive officers consists primarily of base salary, bonus, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, which generally are available to all employees of the Company.

         The Company's philosophy is to pay base salaries to executives at levels that enable the Company to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based on the Company's financial results as well as the achievement of personal and corporate objectives that contribute to the long-term success of the Company in building stockholder value. Stock option grants are intended to result in minimal or no rewards if the Company's stock price does not appreciate, but may provide substantial rewards to executives as stockholders benefit from stock price appreciation.

         The Company follows a subjective and flexible approach rather than an objective or formula approach to compensation. Various factors (as discussed herein) receive consideration without any particular weighting or emphasis on any one factor. In establishing compensation for the year ended December 31, 1997, the Company took into account, among other things, compensation levels for executive officers employed by companies of similar size in similar industries.

BASE SALARY AND ANNUAL INCENTIVES

         Base salaries for executive positions are established relative to the Company's financial performance and comparable positions in similarly sized companies. From time to time, the Company may use competitive surveys and outside consultants to help determine the relative competitive pay levels. The Company targets base pay at the level required to attract and retain highly qualified executives. In determining salaries, the Committee also will take into account individual experience and performance, salary levels relative to other positions with the Company, and specific needs particular to the Company.

         Annual incentive awards are based on the Company's financial performance and the efforts of its executives. Performance is measured based on profitability and revenue and the successful achievement of functional and personal goals. No annual bonuses to current executive officers were paid during the fiscal year ended December 31, 1997.

STOCK OPTION GRANTS

         The Company strongly believes in tying executive rewards directly to the long-term success of the Company and increases in stockholder value through grants of executive stock options. Stock option grants also will enable executives to develop and maintain a significant stock ownership position in the Company's Common Stock. The amount of options granted takes into account options previously granted to an individual.

         The Company granted Mr. Leopold, the Company's Chairman of the Board, President, and Chief Executive Officer, options to acquire 125,000 and 75,000 shares of Common Stock at exercise prices equal to $9.75 and $11.375 per share, respectively, during 1997. In addition, the Company granted Mr. Ross, the Company's Vice President and Chief Financial Officer, options to acquire 54,530 and 25,000 shares of Common Stock at exercise prices equal to $9.25 and $11.375 per share, respectively, during 1997.

OTHER BENEFITS

         Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Committee uses the same factors and criteria described above in making compensation decisions regarding the Chief Executive Officer. Mr. Leopold is compensated pursuant to the employment agreement described under the section entitled "Executive Compensation - Employment Agreements." During the fiscal year ended December 31, 1997, Mr. Leopold's base pay was $150,000. See the table under "Executive Compensation -- Option Grants" for information regarding options granted to Mr. Leopold in fiscal 1997.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Internal Revenue Code currently limits the deductibility for federal income tax purposes of compensation paid to the Company's five most highly compensated executive officers. The Company may deduct certain types of compensation paid to any of these individuals only to the extent that such compensation during any fiscal year does not exceed $1.0 million. The Company does not believe that its compensation arrangements with any of its executive officers will exceed the limits on deductibility during its current fiscal year.

         This report has been furnished by the members of the Compensation Committee of the Board of Directors of the Company.

                                            Peter S. Burg
                                            Michael H. Feinstein

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended December 31, 1997, the Company's Compensation Committee consisted of Peter S. Burg and Michael H. Feinstein, currently directors of the Company.

                        COMPLIANCE WITH SECTION 16 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors, officers, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it during the fiscal year ended December 31, 1997, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year or prior fiscal years.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Leopold, the Company's Chairman of the Board, President and Chief Executive Officer, owns three Beauty Boutique International stores in Arizona. The Company's 1997 sales to these Beauty Boutique International stores approximated $150,000. The total accounts receivable as of December 31, 1997 with respect to such sales approximated $95,000. The sales to these Beauty Boutique International stores were made in the ordinary course of business and on terms no more favorable than terms extended to the Company's other customers.

         Mr. Brooks, a member of the Company's Board of Directors, was paid a $150,000 fee by the Company in connection with the acquisition of U.K. ABBA Products, Inc. and the related financing.

                                PERFORMANCE GRAPH

         The following line graph compares cumulative total stockholder returns for (i) the Company's Common Stock; (ii) The Standard & Poor's Small Cap 600 Index (the "Index"); and (iii) a peer group consisting of the following four companies in the personal care industry: Advanced Polymer Systems, Inc.; Carson, Inc.; Regis Corporation; and The Stephan Co. (the "Peer Group"). The graph assumes an investment of $100 in each of the Company's Common Stock and the Peer Group on November 21, 1996, the date on which the Company's Common Stock became registered under Section 12 of the Exchange Act as a result of the Company's initial public offering, and an investment in the Index of $100 on October 31, 1996. The graph covers the period from November 21, 1996 through fiscal year ended December 31, 1997, as well as the first two months of the Company's fiscal year ending December 31, 1998.

         The calculation of cumulative stockholder return on the Company's Common Stock does not include reinvestment of dividends because the Company did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

                                                         CUMULATIVE TOTAL RETURN
                                   ------------------------------------------------------------------
                                   11/21/96  12/31/96  3/31/97   6/30/97   9/30/97   12/31/97  2/28/98
Styling Technology Corp    STYL       100       106       105       115       154       167       203
PEER GROUP                            100        75        76        91        97        91       100
S & P SMALLCAP 600                    100       106       101       119       138       134       143

                              SECURITY OWNERSHIP OF
                       PRINCIPAL STOCKHOLDERS, DIRECTORS,
                                  AND OFFICERS

         The following table sets forth certain information with respect to beneficial ownership of the Common Stock on March 10, 1998 by (i) each director and each nominee for director; (ii) each Named Executive Officer; (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than five percent of the Common Stock.


                                                                                    AMOUNT
                                                                                  BENEFICIALLY
                                                                                      OWNED
NAME OF BENEFICIAL OWNER                                                             (1)(2)               PERCENT
------------------------                                                             ------               -------
DIRECTORS AND EXECUTIVE OFFICERS:
Sam L. Leopold(3)...............................................................    1,024,518              24.4%
Richard R. Ross(4)..............................................................       30,146                  *
James A. Brooks(5)..............................................................        5,000                  *
Peter W. Burg(6)................................................................       11,158                  *
Michael H. Feinstein............................................................          ---                  *
Jim Henrietta...................................................................          ---                  *

Directors and Executive Officers as a group
  (six persons)(7)..............................................................    1,070,822              25.2%

5% STOCKHOLDERS:
Lance Laifer(8).................................................................      870,400              21.6%
Hilltop Partners, L.P.(9).......................................................      444,000              11.0%

----------

*        Less than one percent

(1) Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Includes shares of Common Stock issuable to the identified person pursuant to stock options that may be exercised within 60 days after March 10, 1998. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other stockholders.
(3) Includes 166,667 shares of Common Stock issuable upon the exercise of stock options.
(4) Includes 30,146 shares of Common Stock issuable upon the exercise of stock options.
(5) Includes 5,000 shares of Common Stock issuable upon the exercise of stock options.
(6) Includes 5,000 shares of Common Stock issuable upon the exercise of stock options.
(7) Includes 206,813 shares of Common Stock issuable upon the exercise of stock options.
(8) Mr. Laifer, as the President, sole director, and principal stockholder of Laifer Capital Management, Inc, may be deemed to be the beneficial owner of 444,000 shares of Common Stock beneficially owned by Laifer Capital Management, Inc. in its capacity as General Partner and Investment Advisor to Hilltop Partners, L.P., and 426,400 shares of Common Stock beneficially owned by Laifer Capital Management, Inc. in its capacity as Investment Advisor to various other clients. These clients include
         (i) various Wolfson family entities, and (ii) Hilltop Offshore Limited. Laifer Capital Management, Inc. has sole voting and dispositive power with respect to the 444,000 shares of Common Stock beneficially owned by Hilltop Partners, L.P. See footnote 9. Laifer Capital Management, Inc. also has sole voting and dispositive power with respect to 123,800 shares of Common Stock owned by Hilltop Offshore Limited and shared voting and dispositive power with respect to 302,600 shares of Common Stock beneficially owned by the various Wolfson family entities. Mr. Laifer's address is 45 West 45th Street, New York, NY 10036. Beneficial ownership information is based upon a Schedule 13D/A filed with the SEC dated as of January 7, 1998.
(10) Beneficial ownership information based upon a Schedule 13D/A filed with the SEC dated as of January 7, 1998. The address of Hilltop Partners, L.P. is 45 West 45th Street, New York, NY 10036.


                        PROPOSALS TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

INTRODUCTION

         At the Meeting, the stockholders of the Company will be asked to approve four separate proposals concerning amendments to the Company's Certificate of Incorporation (the "Company's Certificate"), each of which was approved and adopted by the Board of Directors on February 23, 1998. At that time, the Board of Directors also approved the restatement of the Company's Certificate to incorporate those proposals approved by the stockholders at the Meeting. Following the effectiveness of the four proposed amendments, the Company intends to file a Restated Certificate of Incorporation substantially in the form set forth as Appendix A to this Proxy Statement, which reflects the Company's Certificate substantially in the form it presently exists and assumes that all four proposed amendments have been adopted by the stockholders. If fewer than all four proposed amendments are approved by the stockholders, the Company intends to file a Restated Certificate of Incorporation reflecting those amendments that have been approved by the stockholders and have become effective. The Board of Directors recommends a vote "for" each amendment to the Company's Certificate.

         A description of each of the four proposals is set forth below. The descriptions are a summary only and are qualified in their entirety by reference to the text of such amendments as set forth in the proposed Restated Certificate of Incorporation, which will be substantially as set forth in Appendix A to this Proxy Statement. The text of the proposed Restated Certificate of Incorporation in Appendix A is subject to revision if any of the four proposals as set forth below is not approved by the stockholders.

         Although these proposals individually and together with other provisions already present in the Company's Certificate and bylaws may have the effect of discouraging a holder of a large block of the Company's securities from attempting a merger, tender offer, proxy contest, or other assumption of control with or for the Company or the removal of incumbent management, the Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company's Common Stock, and the proposed amendments to the Company's Certificate are not in response to any specific effort to do so.

PROPOSAL CONCERNING CLASSIFICATION OF THE BOARD OF DIRECTORS

         Description of Provision. The Board of Directors has approved and recommends stockholder approval of an amendment to the Company's Certificate to add a new Article VIII to provide for the classification of directors (the "Classified Board Provision"). At a meeting of the Board of Directors duly called and noticed, all directors voted in favor of the Classified Board Provision. The proposed amendment provides that the directors of the Company would be divided into three equal or nearly equal classes, designated Class 1, Class 2, and Class 3. If the stockholders approve the Classified Board Provision, directors will be divided into the three classes. The initial term of Class 1 directors, which would consist of James A. Brooks, would extend to the 1999 Annual Meeting of Stockholders; the initial term of the Class 2 directors, which would consist of Peter W. Burg and Michael H. Feinstein, would extend to the 2000 Annual Meeting of Stockholders; and the initial term of the Class 3 directors, which would consist of Sam L. Leopold and Richard R. Ross, would extend until the 2001 Annual Meeting of Stockholders. At each succeeding annual meeting of stockholders, successors to directors whose terms expired at that annual meeting would be included in the same class as the directors they succeed and they would be elected for three-year terms. Any vacancy prior to the expiration of a term may be filled only by the vote of the remaining directors, and the director filling that vacancy would serve the remainder of the full term, until the next annual meeting of stockholders at which directors of that class are elected. Directors elected through a right granted to holders of any series of Preferred Stock would not be classified and would be elected annually unless the rights granted to those holders provide otherwise. The Company currently does not have any outstanding shares of Preferred Stock.

         Any alteration, amendment, or repeal of any provision of the Classified Board Provision would require the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all issued and outstanding shares of voting stock, voting together as a single class. Absent this requirement, Delaware law would allow an amendment by the affirmative vote of the holders a majority of the voting power of all outstanding shares of voting stock, present in person or by proxy.

         The Company's Certificate and bylaws presently contain a number of other provisions that may have the effect of discouraging, delaying, or preventing hostile takeovers, including those that might result in a premium over the market price, or discouraging, delaying, or preventing changes in control or management of the Company. These provisions include (a) the authority of the Board of Directors to fill vacancies on the Board of Directors and (b) the authority of the Board of Directors to issue series of preferred stock with such voting rights and other powers as the Board of Directors may determine.

         Purposes and Effects. The Classified Board Provision is intended to promote continuity and stability of the Company's management and policies because a majority of the Company's directors at any given time will have prior experience as directors with the Company.

         The classification of directors could have the effect of making it more difficult for stockholders to change the composition of the Board of Directors in a relatively short period of time because at least two annual meetings of stockholders, instead of one, generally would be required to effect a change in the majority of the Board of Directors. Although the delay necessary to effect a change in the majority of the Board of Directors may discourage certain attempts at takeovers of the Company, such a provision would have the effect of encouraging potential acquirors to negotiate with the Company and obtain the specified approval of the directors or stockholders. The Board of Directors believes that the benefits of encouraging stability of the Board of Directors and encouraging negotiations with the Company outweigh the possible disadvantage of making it more difficult for stockholders to change the composition of the Board of Directors in a relatively short period of time.

PROPOSAL CONCERNING BOARD DISCRETION TO CONSIDER VARIOUS FACTORS WHEN DETERMINING TO TAKE CORPORATION ACTION

         Description of Provision. The Board of Directors has approved and recommends stockholder approval of an amendment to the Company's Certificate to add a new Article XIV granting discretion to the Board to consider various factors when determining to take certain corporate actions (the "Corporate Action Discretion Provision"). This proposed provision states that in addition to any other considerations that the Board of Directors lawfully shall take into account in determining whether to take or refrain from taking corporate action on any matter, the Board of Directors may consider all factors it deems relevant. These factors include, without limitation, the potential impact on employees, customers, suppliers, partners, joint venturers, and other constituencies of the Company and the effect upon communities in which the Company does business.

         Any alteration, amendment, or repeal of Article XIV will require the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all issued and outstanding shares of voting stock, voting together as a single class. Absent this requirement, Delaware law would allow an amendment by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, present in person or by proxy.

         As stated above, the Company's Certificate and bylaws presently contain a number of other provisions that may have the effect of discouraging, delaying, or preventing hostile takeovers, including those that might result in a premium over the market price, or discouraging, delaying, or preventing changes in control or management of the Company. These provisions include (i) the authority of the Board of Directors to fill vacancies on the Board of Directors and (ii) the authority of the Board of Directors to issue series of preferred stock with such voting rights and other powers as the Board of Directors may determine.

         Purposes and Effects. The Corporate Action Discretion Provision is designed to give consideration to nonstockholder constituencies, such as employees of the Company and the communities in which the Company operates. The Corporate Action Discretion Provision also is intended to provide the Board of Directors greater bargaining power to negotiate on behalf of stockholders in the event of a proposed takeover. If an offer is made to purchase all or part of the outstanding shares of the Company at a premium above the then-market price of those securities, the Board of Directors might feel constrained to support the offer even if the Board did not believe that the offer is in the stockholders' overall best interests. This belief may be based on a number of factors, including, for example, the belief that the Company has significant additional value, not reflected in the then-current market price, that will be realized in the longer term. While the Board of Directors believes that it currently has the right and obligation to make these determinations, the Board believes that the Corporate Action Discretion Provision will reinforce the Board's rights and put potential acquirors on notice of the factors to be considered by the Board. This provision, however, may discourage or make more difficult a takeover or acquisition of control. Therefore, this provision could deprive stockholders of possible opportunities to realize a premium for their shares and reduce the risk to management that it might be displaced by a takeover.

PROPOSAL TO ELIMINATE ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS

         Description of Provision. The Board of Directors has approved and recommends stockholder approval of an amendment to the Company's Certificate to add a new Article XV providing for the elimination of actions by written consent of stockholders. Pursuant to Delaware law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting and without a stockholder vote, provided a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having a requisite number of votes that would be necessary to authorize such action at a meeting of stockholders. The Company's certificate currently does not provide for any alteration from this provision. The proposed amendment would require that action by holders of Common Stock be taken at an annual or special meeting and would prohibit action by holders of Common Stock by written consent other than at such a meeting.

         Any amendment, alteration, or repeal of Article XV would require the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all issued and outstanding shares of voting stock, voting together as a single class. Absent this requirement, Delaware law would allow an amendment by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, present in person or by proxy.

         Purposes and Effects. The provisions limiting action by holders of Common Stock by written consent give all holders of Common Stock the opportunity to participate in the discussion of any proposed action and would prevent the holders of a majority of Common Stock from using the written consent procedure to take action other than at a meeting of holders of Common Stock.

PROPOSAL TO ADD CERTAIN MINIMUM PRICE AND PROCEDURAL REQUIREMENTS IN CONNECTION WITH CERTAIN TRANSACTIONS SUCH AS BUSINESS COMBINATIONS.

         Description of Provision. The Board of Directors has approved and recommends stockholder approval of an amendment to the Company's Certificate to add a new Article XVI requiring that certain minimum price and procedural requirements, intended for the protection of the Company and its stockholders as a whole, be observed by any party that acquires 15% or more of the Company's Common Stock and then seeks to accomplish a merger or other business combination or transaction that would eliminate or could significantly change the interests of the remaining stockholders, unless approved by a majority of Continuing Directors (as defined below) (the "Fair Price Amendment"). If the specified requirements of the Fair Price Amendment are not observed by such an acquiring party, an increased stockholder vote would be required as a condition for a subsequent business combination. Adoption of the Fair Price Amendment may significantly affect a third party's interest in acquiring a substantial or controlling position in shares of Common Stock of the Company, as well as enhance the ability of the Board of Directors to take action in light of such an acquisition by a third party.

         In connection with the developments discussed above, the Board of Directors has observed that it has become relatively common in corporate takeover practice for a third party to pay cash to acquire a substantial or controlling equity interest in a corporation and then to acquire the remaining equity interest by paying the balance of the stockholders a price for their shares that is lower than the price paid to acquire control and/or is in a less desirable form of consideration, such as securities of the acquiring party that do not have an established trading market at the time of issue.

         In two-tier acquisitions, arbitrageurs and professional investors may be in a better position to take advantage of a more lucrative first-step acquisition than many long-term stockholders, who may have to accept a lower price in the second step. Changes in the federal securities laws have reduced, but not eliminated, advantages enjoyed by such arbitrageurs and professional investors. Moreover, in two-tier transactions, even stockholders who tender their shares in response to a higher first-step cash tender offer may not be assured that all of their shares will be accepted, as there are often proration provisions limiting the number of shares which the acquiring party is obliged to accept at the higher price. As a result, many stockholders may receive only the average price offered by the acquiring party for all of the shares of the corporation. In many cases this average price might not be high enough to have caused a majority of a corporation's stockholders to tender their shares if the acquiring party's offer had been to purchase all of the corporation's shares for that average price per share.

         In addition, while federal securities laws and regulations applicable to business combinations govern the disclosure required to be made to stockholders in order to consummate such a transaction, they do not assure stockholders that the terms of the business combination will be fair from a financial standpoint or that minority stockholders effectively can prevent the consummation of a business combination that is opposed by its board of directors. Although SEC rules require the pro rata acceptance of all shares tendered prior to the expiration of a tender offer, the SEC has recognized that this rule is not intended to deal with two-tier pricing.

         The Board of Directors is concerned that such two-tier pricing tactics may be unfair to a corporation's stockholders. By their very nature, such tactics tend (and are often designed) to cause concern on the part of stockholders that, if they do not act promptly, they risk either being relegated to the status of minority stockholders in a controlled corporation or being forced to accept a lower price for all of their shares. Thus, such tactics may pressure stockholders into selling as many of their shares as possible either to the acquiring party or in the open market without having the opportunity to make a considered investment choice between remaining a stockholder of the corporation or disposing of their shares. Moreover, their very actions in selling their shares might facilitate an acquiring party's acquisition of a controlling interest, at which point an acquiring party may be able to force the exchange of the remaining shares in a business combination for a lower price.

         The Fair Price Amendment is designed to deter an acquiring party from utilizing two-tier pricing and similar inequitable tactics in an attempt to take over the Company. However, the amendment is not designed to prevent or deter all tender offers for shares of the Company. It does not affect an offer for all shares at the same price or preclude offers at different prices. Nor does the amendment preclude an acquiring party from making a tender offer for some of the shares of the Company without proposing a Business Combination (as defined below). Except for the restrictions on Business Combinations, the amendment will not prevent a holder of a controlling interest in the Company's Common Stock from exercising control over or increasing its interest in the Company. Moreover, the holder of a controlling interest could increase its ownership to 66 2/3% by any one or more purchases of shares and meet the 66 2/3% voting requirement of the amendment.

         It should be noted that while the Fair Price Amendment is designed to help assure fair treatment of all stockholders in the event of a takeover attempt, it is not its purpose to provide assurance that stockholders will receive a premium price for their shares in a takeover attempt. Accordingly, the Board of Directors is of the view that the adoption of the Fair Price Amendment would not preclude the Board of Directors from opposing any future takeover proposal that it believes not to be in the best interests of the Company and its stockholders, whether or not such a proposal satisfies the minimum price criteria and procedural requirements of the amendment.

         66 2/3% Vote Required for Certain Business Combinations. At present, mergers, consolidations, sales of substantially all of the assets of the Company, the adoption of a plan of liquidation or dissolution of the Company, and reclassification of securities and recapitalizations of the Company involving amendments to its Certificate of Incorporation must be approved by the vote of the holders of a majority of shares of Common Stock outstanding. Certain other transactions, such as sales of less than substantially all of the assets of the Company, certain mergers involving wholly owned subsidiaries of the Company, and recapitalizations and reclassifications not involving any amendments to the Certificate of Incorporation do not require stockholder approval. If adopted, the Fair Price Amendment would require the affirmative vote of the holders of 66 2/3% of Common Stock to approve a Business Combination involving an Interested Stockholder (as defined below), except in cases in which either certain price criteria and procedural requirements are satisfied or the transaction is approved by a majority of the Disinterested Directors. In the event the price criteria and procedural requirements were to be met or the requisite approval of the Board of Directors were to be given with respect to a particular Business Combination, the normal requirements of Delaware law would apply, and, accordingly, the affirmative vote of the holders of only a majority of outstanding shares of Common Stock would be required, or, for certain transactions, as noted above, no stockholder vote would be necessary. Thus, depending upon the circumstances, the Fair Price Amendment would require the affirmative vote of the holders of 66 2/3% of Common Stock for a Business Combination in cases in which either a majority vote or no vote is presently required under state law and the Certificate of Incorporation.

         An "Interested Stockholder" is defined in the Fair Price Amendment as any person (other than the Company or any Subsidiary (which for purposes of the definition of "Interested Stockholder" means a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Company)) who is (i) the beneficial owner, directly or indirectly, of more than 15% of the voting power of the then outstanding Common Stock; or (ii) an Affiliate of the Company (as defined by the federal securities laws) and who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner, directly or indirectly, of more than 15% of the voting power of the then outstanding Common Stock; or (iii) an assignee of or other successor to any shares of Common Stock in a transaction or series of transactions not involving a public offering that were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder. A person shall be deemed a "beneficial owner" of any Common Stock if such person or any of its Affiliates beneficially owns, directly or indirectly, or has the right to acquire or to vote such stock.

         A "Business Combination" includes the following transactions: (a) any merger or consolidation of the Company or any Subsidiary (which for purposes of the definition of "Business Combination" means a corporation of which a majority of any class of equity securities is owned, directly or indirectly, by the Company) with an Interested Stockholder or with any other corporation which is, or after such merger or consolidation would be, an Affiliate of an Interested Stockholder; (b) any sale, lease, license, exchange, mortgage, pledge, transfer or other disposition to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Company or any Subsidiary having an aggregate fair market value (calculated as provided in the Fair Price Amendment) of $10,000,000 or more; (c) the issuance or transfer by the Company or any Subsidiary of any securities of the Company or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder having an aggregate fair market value (so calculated) of $10,000,000 or more; (d) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or (e) any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by an Interested Stockholder or any Affiliate of any Interested Stockholder.

         A "Continuing Director" is any member of the Board of Directors who is unaffiliated with an Interested Stockholder and who was a member of the Board of Directors prior to the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), and any successor of a Continuing Director who is unaffiliated with an Interested Stockholder and is recommended to succeed a Continuing Director by a majority of the total number of Continuing Directors then on the Board of Directors.

         Exceptions to High Vote Requirements. The affirmative vote of the holders of at least 66 2/3% of Common Stock would not be required if (1) the transaction has been approved by a majority of the Continuing Directors or (2) all of the minimum price criteria and procedural requirements described in paragraphs (a) and (b) below are satisfied.

         (a) Minimum Price Criteria. In general, in a Business Combination involving cash or other consideration being paid to holders of a particular class of outstanding Common Stock, the consideration would be required to be either in cash or in the same form as the Interested Stockholder has previously paid for shares of such class. In addition, the fair market value of such consideration (calculated as provided in the Fair Price Amendment) as of the date of the consummation of the Business Combination (the "Consummation Date") would be required to meet certain minimum price criteria described below.

         In the case of payments to holders of the Company's Common Stock of the class currently outstanding, the aggregate amount of the cash and the fair market value (calculated as provided in the Fair Price Amendment) as of the Consummation Date of consideration other than cash per share to be received by such holders would have to be at least equal to the higher of (i) the highest per share price paid by the Interested Stockholder for any shares of such Common Stock acquired by it within the two years immediately prior to the first public announcement of the proposed Business Combination (the "Announcement Date") or in the transaction in which it became an Interested Stockholder, whichever is higher, (ii) the fair market value (so calculated) per share of such Common Stock on the Announcement Date or on the Determination Date, whichever is higher, and (iii) the price per share equal to the fair market value (determined pursuant to (ii) above) multiplied by the ratio of (A) the highest per share price paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two-year period immediately prior to the Announcement Date to
(B) the fair market value (so calculated) per share of Common Stock on the first day in such two-year period upon which the Interested Stockholder acquired any shares of Common Stock. In general, for the purposes of the Fair Price Amendment, fair market value of such Common Stock on the Announcement Date or Determination Date would be the highest closing sale price during the 30-day period immediately preceding the date in question.

         In case of payments to holders of shares of any other class of Common Stock, the fair market value per share of such payments would have to be at least equal to the higher of (i) the highest per share price determined with respect to such class in the same manner as described in clauses (i), (ii), or
(iii) of the preceding paragraphs or, (ii) the highest preferential amount per share to which the holders of shares of such class are entitled in the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Company.

         Under the minimum price criteria, the fair market value (calculated as provided in the Fair Price Amendment) of non-cash consideration to be received by holders of shares of any class of Common Stock in a Business Combination is to be determined as of the Consummation Date. Where the definitive terms of such non-cash consideration are established in advance of the Consummation Date, intervening adverse developments, either in the economy or the market generally or in the financial condition or business of the Interested Stockholder, could result in a decline in the originally anticipated fair market value of such consideration. As a result, a Business Combination which had theretofore been considered as not requiring either a 66 2/3% stockholder vote or approval by a majority of Continuing Directors (because it was expected to satisfy the minimum price criteria and it satisfied the procedural requirements) could not be consummated because it would not have received such vote or approval (even if it had received the vote required by Delaware law (without giving effect to the increase provided for in the Fair Price Amendment) and any separate class vote required by the terms of any class of then outstanding Common Stock) under circumstances in which the minimum price criteria are applicable. Thus, an Interested Stockholder who wishes to use non-cash consideration in a Business Combination may not know with certainty at the time the Business Combination is submitted to stockholders whether such consideration will meet the minimum price criteria. However, an Interested Stockholder could avoid such a situation by establishing, in advance, terms for the Business Combination whereby the non-cash consideration was to be finalized by reference to its fair market value on the Consummation Date. Such an approach, which has been used in connection with mergers and similar second-step transactions in the past, would help to assure that the Interested Stockholder would bear the risk of a decline in the actual market value of the offered consideration prior to the consummation of the Business Combination.

         Under the Fair Price Amendment, the Interested Stockholder would be required to meet the minimum price criteria with respect to each class of Common Stock, whether or not the Interested Stockholder owned shares of that class prior to proposing a Business Combination. If the minimum price criteria and the procedural requirements discussed below were not met with respect to each class of Common Stock, then a 66 2/3% vote of stockholders would be required to approve the Business Combination unless the transaction were approved by a majority of the Continuing Directors. It should also be noted that if the transaction does not involve any cash or other property being received by any of the other stockholders, such as a sale of assets or an issuance of the Company's securities to an Interested Stockholder, then the price criteria discussed above would not apply and a 66 2/3% vote of stockholders would be required unless the transaction were approved by a majority of Continuing Directors.

         (b) Procedural Requirements. Under the Fair Price Amendment, in order to avoid the 66 2/3% stockholder vote requirement, after an Interested Stockholder becomes an Interested Stockholder it would have to comply with the procedural requirements, as well as the minimum price criteria, unless the Business Combination is approved by a majority of Continuing Directors.

         Under the Fair Price Amendment, a 66 2/3% stockholder vote would be required (unless a majority of the Continuing Directors approves the Business Combination) if the Company, after the Interested Stockholder has proposed a Business Combination and prior to the consummation of such Business Combination, fails to pay full quarterly dividends on its Preferred Stock, fails to increase the quarterly rate of dividends on shares of Common Stock of the class currently outstanding as necessary to reflect any recapitalization, reorganization or similar transaction which has the effect of reducing the number of outstanding shares of such Common Stock, or reduces the quarterly rate of dividends paid on such Common Stock (except as necessary to reflect any subdivision of such Common Stock), unless such failures or reduction are approved by a majority of the Continuing Directors. This provision is designed to prevent an Interested Stockholder who controls the necessary voting power or a majority of the Board of Directors (other than Continuing Directors) from attempting to depress the market price of the Company's shares prior to consummating a Business Combination by reducing dividends thereon and thereby reducing the consideration required to be paid pursuant to the minimum price provisions of the Fair Price Amendment.

         The Fair Price Amendment would also require a 66 2/3% stockholder vote on a proposed Business Combination (unless a majority of the Continuing Directors approved the Business Combination) if the Interested Stockholder acquired any additional shares of Common Stock, directly from the Company or otherwise, in any transaction subsequent to the time it proposes a Business Combination. This provision is intended to prevent an Interested Stockholder from purchasing additional shares of Common Stock at prices that are lower than those set by the minimum price criteria after it proposes a Business Combination.

         Additionally, under the Fair Price Amendment, a 66 2/3% stockholder vote is required (unless a majority of the Continuing Directors approves the Business Combination) if the Interested Stockholder receives at any time after it became an Interested Stockholder, whether in connection with the proposed Business Combination or otherwise, the benefit of any loans or other financial assistance or tax advantages provided by the Company (other than proportionately as a stockholder). This provision is intended to deter an Interested Stockholder from self-dealing or otherwise taking advantage of its equity position in the Company by using the Company's resources to finance the proposed Business Combination or otherwise for its own purposes in a manner not proportionately available to all stockholders.

         Under the Fair Price Amendment, in order to avoid the 66 2/3% stockholder vote requirement, a proxy or information statement disclosing the terms and conditions of a proposed Business Combination and complying with the requirements of the proxy rules promulgated under the Exchange Act would have to be mailed to all stockholders of the Company entitled to vote thereon at least 30 days prior to the consummation of a Business Combination, unless the Business Combination were approved by a majority of the Continuing Directors. This provision (taken together with the provisions of the proposed amendment that would prohibit the taking of action by written consent by holders of Common Stock other than at a meeting) is intended to assure that the Company's stockholders would be fully informed of the terms and conditions of the proposed Business Combination even if the Interested Stockholder were not otherwise legally required to disclose such information to stockholders.

         It should be noted that none of the minimum price criteria and procedural requirements described above would apply in the case of a Business Combination approved by a majority of the Continuing Directors and that, in the absence of such approval, all of such requirements would have to be satisfied to avoid the 66 2/3% stockholder vote requirement.

         Any amendment, alteration, or repeal of Article XVI will require the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all issued and outstanding shares of voting stock, voting together as a single class. Absent this requirement, Delaware law would allow an amendment by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock present in person or by proxy.

         Purposes and Effects. As previously discussed, a number of publicly held corporations have been the subject of tender offers for, or other acquisitions of, substantial positions in their shares. In many cases, such transactions have been followed by proposed business combinations in which the tender offeror or other purchaser has paid or proposed to pay a lower price or less desirable form of consideration for the remaining outstanding shares than the price it paid in acquiring its original interest. Federal securities laws and regulations govern the disclosure required to be made to minority stockholders in such transactions, but do not assure fairness to stockholders of the terms of a business combination. Moreover, the statutory right of the remaining stockholders of a corporation to dissent in connection with certain business combinations and receive the "fair value" of their shares in cash may not be available in all cases or may involve significant expense, delay, or uncertainty to dissenting stockholders. While the Delaware Supreme Court has expanded the factors that may be taken into consideration in determining "fair value" for appraisal purposes, stockholders have no assurance that "fair value" as determined under this standard would be equivalent to the minimum price as determined pursuant to the Fair Price Amendment. In the case of many business combinations, including reclassifications or recapitalizations of the outstanding shares of any class of a corporation's stock, the statutory right to dissent may not be available at all.

         The Fair Price Amendment is intended, in part, to meet these gaps in federal and Delaware law and to prevent certain of the potential inequities of Business Combinations that involve two or more steps by requiring that in order to complete a Business Combination that is not approved by a majority of the Continuing Directors, an Interested Stockholder must either acquire (or assure itself of obtaining the affirmative votes of) at least 66 2/3% of the Common Stock prior to the stockholder vote on the Business Combination, or be prepared to meet the minimum price criteria and procedural requirements. The Fair Price Amendment is also designed to protect those stockholders who have not tendered or otherwise sold their shares to a third party who is attempting to acquire control by helping to assure that at least the same price and form of consideration are paid to such stockholders in a Business Combination as were paid to stockholders in the initial step of the acquisition. In the absence of these changes, an Interested Stockholder who acquires control of the Company could subsequently, by virtue of such control, force minority stockholders to sell or exchange their shares at a price that may not reflect any premium the Interested Stockholder may have paid in order to acquire its interest. Such a price could be lower than the price paid by the Interested Stockholder in acquiring control and could also be in a less desirable form of consideration (e.g., equity or debt securities of the Interested Stockholder instead of cash).

         In many situations, the minimum price criteria and procedural requirements would require that an Interested Stockholder pay stockholders a higher price for their shares and/or structure the transaction differently from what would be the case without the amendment. Accordingly, the Board believes that, to the extent a Business Combination were involved as part of a plan to acquire control of the Company, adoption of the Fair Price Amendment would increase the likelihood that an Interested Stockholder would negotiate directly with the Board. The Board believes that it is in a better position than individual stockholders of the Company to negotiate effectively on behalf of all stockholders in that the Board is likely to be more knowledgeable than most individual stockholders in assessing the business and prospects of the Company. Therefore, the Board is of the view that negotiations between the Board and an Interested Stockholder would increase the likelihood that stockholders in general would receive a higher price for their shares than otherwise might be obtained.

         Although some substantial acquisitions of a corporation's shares are made without the objective of effecting a subsequent business combination, a purchaser acquiring control in many cases desires to have the option to consummate such a business combination. Assuming that to be the case, the Fair Price Provision would tend to deter a potential purchaser whose objective is to seek control of the Company at a relatively cheap price, because acquiring the remaining equity interest would not be assured unless the minimum price criteria and procedural requirements were satisfied or a majority of Continuing Directors were to approve the transaction. Adoption of the Fair Price Amendment should also help to deter the accumulation of large blocks of the Company's shares, which the Board believes to be potentially disruptive to the stability of vitally important relationships of the Company with its customers and employees and which could precipitate a change of control of the Company on terms unfavorable to the Company's other stockholders.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a corporation's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels that are higher than might otherwise be the case. The presence of a fair price provision may deter such purchases, particularly those of less than all of a corporation's shares, and may therefore deprive holders of a corporation's shares of an opportunity to sell their stock at a temporarily higher market price. Because of the higher percentage requirements for stockholder approval of any subsequent business combination and the possibility of having to pay a higher price to other stockholders in such a business combination, a fair price provision may make it more costly for a third party to acquire control of a corporation. Thus, the Fair Price Amendment may decrease the likelihood that a tender offer will be made for less than 66 2/3% of the Company's Common Stock and, as a result, may adversely affect those stockholders who would desire to participate in such a tender offer. It should be noted that the provisions of the Fair Price Amendment would not necessarily deter a person who might be willing to seek control by acquiring a substantial portion of the Company's Common Stock when they have no intention of acquiring the remaining shares.

         In certain cases, the Fair Price Amendment's minimum price provisions, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, an Interested Stockholder may be unable, as a practical matter, to comply with all of the procedural requirements. In these circumstances, unless an Interested Stockholder were willing to purchase 66 2/3% of the Company's shares in advance of the stockholder vote on a proposed Business Combination, it would be forced either to negotiate with the Board and offer terms acceptable to the Board or to abandon such proposed Business Combination.

         Another effect of the Fair Price Amendment would be to give veto power to the holders of a minority of the Common Stock with respect to a proposed Business Combination that is opposed by a majority of the Continuing Directors but that a majority of stockholders may believe to be desirable and beneficial. In addition, because only the Continuing Directors will have the authority to reduce to a simple majority or eliminate the 66 2/3% stockholder vote required for a particular Business Combination, the Fair Price Amendment may tend to insulate incumbent Directors against the possibility of removal in the event of a takeover attempt. Conversely, if an Interested Stockholder has replaced all of the Directors who were in office on the date it became an Interested Stockholder with nominees of its choice, there would be no Continuing Directors and, consequently, such 66 2/3% stockholder vote requirement would apply to any Business Combination consummated subsequent to such replacement that did not satisfy all of the minimum price criteria and procedural requirements of the Fair Price Amendment.

REQUIRED VOTE

         The Board of Directors has unanimously approved all of the proposed amendments to the Company's Certificate of Incorporation. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for approval of each of the amendments to the Company's Certificate of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOUR PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED ABOVE.

             PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN

         The Board of Directors has approved a proposal to amend the Company's 1996 Stock Option Plan, subject to approval by the Company's stockholders. The amendment to the Plan will increase the number of shares of Common Stock that may be issued pursuant to the Plan from 400,000 to 750,000 shares. The Board of Directors recommends a vote "For" the proposed amendment to the Plan.

         The Plan is intended to promote the interests of the Company by providing key employees, members of the Board of Directors, consultants, and independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company as an incentive to remain in service to the Company. Presently, the number of shares of Common Stock with respect to which options may be issued under the Plan is 400,000. Through December 31, 1997, the Company has granted options covering 386,030 shares of Common Stock previously reserved for issuance under the Plan.

1996 STOCK OPTION PLAN

GENERAL

         The Plan, as amended, is divided into two programs: the Discretionary Grant Program and the Automatic Option Program. The Discretionary Grant Program provides for the granting of options to acquire Common Stock of the Company ("Options"), the direct granting of the Common Stock of the Company ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). Options and Awards under the Plan may be issued to executives, key employees, and others providing valuable services to the Company and its subsidiaries. The Options issued may be incentive stock options or nonqualified stock options. The Company believes that the Discretionary Grant Program represents an important factor in attracting and retaining executives and other key employees and constitutes a significant part of the compensation program for employees. The Automatic Option Program provides for the automatic grant of Options to acquire the Company's Common Stock ("Automatic Options"). Automatic Options are granted to members of the Company's Board of Directors who are not employed by the Company ("Eligible Directors"). The Company believes that the Automatic Option Program promotes the interests of the Company by providing such directors the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and an increased personal interest in its continued success and progress.

         If any change is made in the stock subject to the Plan, or subject to any Option or SAR granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the Plan and the number of shares and exercise price per share of stock subject to outstanding Options. An optionholder will not have any of the rights of a stockholder with respect to optioned shares until such holder exercises the Option.

ELIGIBILITY AND ADMINISTRATION

         Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel (including officers and directors) of the Company or subsidiaries of the Company, or (ii) consultants and independent contractors who provide valuable services to the Company or to subsidiaries of the Company. Options that are incentive stock options may be granted only to key personnel of the Company (and its subsidiaries) who are also employees of the Company (or its subsidiaries).

         The Eligible Persons under the Discretionary Grant Program are divided into two groups, and there will be a separate administrator (a "Plan Administrator") for each group. One group consists of Eligible Persons who are executive officers and directors of the Company and all persons who own 10% or more of the Company's issued and outstanding stock. The power to administer the Discretionary Grant Program with respect to those persons may be vested either with the Board of Directors or with a committee comprised of two or more "Non-Employee Directors" (as such term is defined under Rule 16(b)(3)(i) promulgated under the Exchange Act) who are appointed by the Board (the "Senior Committee"). The Senior Committee, in its sole discretion, may require approval of the Board of Directors for specific grants of Options or Awards under the Discretionary Grant Program. Members of the Senior Committee may participate in the Discretionary Grant Program as permitted by Section 16 rules promulgated under the Exchange Act (the "Rules"). The second group consists of Eligible Persons who are not executive officers or directors of the Company and those who do not own 10% or more of the Company's issued and outstanding stock. The power to administer the Discretionary Grant Program with respect to the second group of Eligible Persons may be vested exclusively with the Board of Directors of the Company or with a committee of two or more directors who are appointed by the Board (the "Employee Committee"). Each Plan Administrator will determine (a) which of the Eligible Persons in its group will be granted Options and Awards,
(b) the amount and timing of such grant, and (c) such other terms and conditions as may be imposed by the Plan Administrator consistent with the Plan.

         To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code of 1986, as amended (the "Code"). The maximum number of shares of stock with respect to which Options or SARs may be granted to any employee during the term of the Plan may not exceed 50% of the shares of stock covered by the Plan.

EXERCISE OF OPTIONS

         The expiration date, maximum number of shares purchasable, and the other provisions of the Options, including vesting provisions, are established at the time of grant. Options may be granted for terms of up to 10 years. Options vest and thereby become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the Discretionary Grant Program in the event of a "Change in Control" (as defined in the Plan).

         The exercise prices of Options are determined by the Plan Administrator, but if the option is intended to be an incentive stock option, it may not be less than 100% (110% if the option is granted to a stockholder who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries) of the fair market value of the Common Stock at the time of the grant.

         Options or awards granted pursuant to the Discretionary Grant Program may be assigned, encumbered, or otherwise transferred by the optionholder or grantee if specifically allowed by the Plan Administrator upon the grant of such Option or Award. If any optionholder ceases to be in service to the Company for a reason other than death or disability, such optionholder may, within three months after the termination of such employment, exercise some or all of the vested incentive stock options held by such employee. However, termination for cause terminates all Options held by such employee.

         Under the Plan, Options that are not incentive stock options and that are outstanding at the time an optionholder's service to the Company terminates will remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant of such Options. However, if the optionholder is discharged for cause, all Options held by such optionholder will terminate.

AWARDS

         The Plan Administrators also may grant Awards to Eligible Persons under the Plan. Awards may be granted in the form of SARs, Stock Awards or Cash Awards. Through December 31, 1997, no Stock Awards have been granted under the Plan.

         Awards granted in the form of SARs entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the award agreement to the market value of the Common Stock on the date first exercised or surrendered. The Plan Administrators may determine, consistent with the Plan, such terms, conditions, restrictions, and limitations, if any, on any SARs.

         Awards granted in the form of Stock Awards entitle the recipient to receive Common Stock directly. Awards granted in the form of cash entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions and limitations, if any, on any Awards.

         The Plan provides that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the Plan without stockholder approval.

TERMS AND CONDITIONS OF AUTOMATIC OPTIONS

         Each year at the meeting of the Board of Directors held immediately after the Company's annual meeting of stockholders, each independent member of the Board of Directors automatically will be granted an option to acquire 2,500 shares of Common Stock ("Annual Automatic Option"). New independent members of the Board of Directors automatically will receive an option to acquire 5,000 shares of Common Stock ("Initial Automatic Option") on the date of their first appointment or election to the Board of Directors. Each Automatic Option will become exercisable and vest on the first anniversary of the applicable grant date. An independent member of the Board of Directors is not eligible to receive an Annual Automatic Option if the grant date is within 90 days of such independent member receiving an Initial Automatic Option. The exercise price per share of Common Stock subject to each Annual and Initial Automatic Option is equal to 100% of the fair market value per share on the date of the grant of the Annual or Initial Automatic Option, as the case may be. Cessation of service to the Company terminates any Annual or Initial Automatic Options for shares that were not vested at the time of such cessation.

         The Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law and Nasdaq requirements, the Company may issue any other options, warrants, or awards other than pursuant to the Plan without stockholder approval.

DURATION AND MODIFICATION

         The Plan will remain in force until September 2006. The Board of Directors of the Company at any time may amend the Plan except that, without the approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company, the Board of Directors may not (i) increase, except in the case of certain organic changes to the Company, the maximum number of shares of Common Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to the Rules without the consent of the stockholders of the Company.

REASONS FOR AND EFFECT OF THE PROPOSED AMENDMENT

         The Board of Directors believes that the approval of the proposed amendment to the Plan is necessary to achieve the purposes of the Plan and to promote the welfare of the Company and its stockholders generally. The Board of Directors believes that the proposed amendment to the Plan will aid the Company in attracting and retaining directors, officers and key employees and motivating such persons to exert their best efforts on behalf of the Company. In addition, the Company expects that the proposed amendment will further strengthen the identity of interest of the directors, officers, and key employees with that of the stockholders.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

         Certain options granted under the Plan will be intended to qualify as incentive stock options under Code Section 422. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the option price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year after the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

         Certain other options issued under the Plan, including options issued automatically to the non-employee members of the Board of Directors, will be nonqualified options. The income tax consequences of nonqualified options will be governed by Code Section 83. Under Code Section 83, the excess of the fair market value of the shares of the Common Stock acquired pursuant to the exercise of any option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the optionholder in the first taxable year in which the Common Stock acquired by the optionholder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. The Company will be required to withhold income tax with respect to income reportable pursuant to Code Section 83 by an optionholder. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to Code Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Arthur Andersen LLP will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.


                 DEADLINE FOR RECEIPT OF STOCKHOLDERS PROPOSALS

Stockholder proposals that are intended to be presented at the annual meeting of stockholders of the Company for the fiscal year ending December 31, 1998 must be received by the Company no later than _____________________ in order to be included in the proxy statement and form of proxy relating to such meeting.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                                         Dated: __________, 1998

                                   APPENDIX A

                   FIRST RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         STYLING TECHNOLOGY CORPORATION



         1. The name of the corporation is STYLING TECHNOLOGY CORPORATION (which is hereinafter referred to as the "Corporation").


         2. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 29, 1995, under the name LEOPOLD STYLING PRODUCTS, INC.

         3. The original Certificate of Incorporation was amended on September 23, 1996 providing for a reverse stock split and changing the name of the Corporation to Styling Technology Corporation.

         4. This First Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation at a meeting duly called, and duly executed and acknowledged by the officers of the Corporation in accordance with the provisions of Sections 103 and 245 of the General Corporation Law of the State of Delaware, and restates and integrates the provisions of the Certificate of Incorporation of the Corporation and, upon filing with the Secretary of State in accordance with Section 103, shall thenceforth supersede the Certificate of Incorporation and all amendments thereto, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Certificate of Incorporation of the Corporation.

         5. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                                    ARTICLE I

                                      NAME

         The name of the Corporation shall be Styling Technology Corporation.

                                   ARTICLE II

                                     ADDRESS

         The registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the Corporation's registered agent is The Corporation Trust Company.


                                   ARTICLE III

                                     PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (the "GCL").


                                   ARTICLE IV

                                      STOCK


         The Corporation shall be authorized to issue two classes of shares of capital stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock and Preferred Stock which the Corporation shall have authority to issue is eleven million (11,000,000) of which ten million (10,000,000) shares shall be Common Stock and one million (1,000,000) shall be Preferred Stock. The par value of the shares of Common Stock is one hundredth of one cent per share. The par value of the shares of Preferred Stock is one hundredth of one cent per share.

         The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including, but not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of the shares of that series, but not below the number of shares of that series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series.

                                    ARTICLE V

                             ADDRESS OF INCORPORATOR

         The name and mailing address of the incorporator is M.C. Kinnamon, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.


                                   ARTICLE VI

                               BOARD OF DIRECTORS

         The number of directors which shall comprise the initial Board of Directors of the Corporation shall be two (2). The size of the Board of Directors may be increased or decreased in the manner provided in the Bylaws of the Corporation.

         All corporate powers of the Corporation shall be exercised by or under the direction of the Board of Directors except as otherwise provided herein or by law.

         In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized:

                  (i) to fix, abolish, determine, and vary from time to time the amount or amounts to be set apart as reserves;

                  (ii) to adopt, amend, and repeal Bylaws of the Corporation;

                  (iii) to authorize and cause to be executed mortgages and liens, with or without limit as to amount, upon the real or personal property of the Corporation;

                  (iv) from time to time to determine whether and to what extent, at what time and place, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of any stockholder; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or bylaw or as authorized by resolution of the stockholders or Board of Directors;

                  (v) to authorize the payment of compensation to the directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors or of any committee thereof and/or salaries for serving as such directors or committee members, and to determine the amount of such compensation;

                  (vi) from time to time to formulate, establish, promote, and carry out, and to amend, alter, change, revise, recall, repeal, or abolish, a plan or plans for the participation by all or any of the employees, including directors and officers, of the Corporation, or of any corporation, company, association, trust, or organization in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of the Corporation's business, in the profits, gains, or business of the Corporation or of any branch or division thereof, as part of the Corporation's legitimate expenses, and/or for the furnishing to such employees, directors, officers, or persons, or any of them, at the Corporation's expense, of medical services, insurance against accident, sickness, or death, pensions during old age, disability or unemployment, education, housing, social services, recreation, or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as the Board of Directors shall determine; and

                  (vii) to authorize the guaranty by the Corporation of securities, evidences of indebtedness, and obligations of other persons, firms, associations, and corporations.


                                   ARTICLE VII

                              ELECTION OF DIRECTORS

         Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.


                                  ARTICLE VIII

                         STRUCTURE OF BOARD OF DIRECTORS

         A. The Board (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of
Article IV hereof ("Preferred Stock Directors") shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the 1999 meeting of stockholders; Class II directors shall initially serve until the 2000 meeting of stockholders; and Class III directors shall initially serve until the 2001 meeting of stockholders. Commencing with the annual meeting of stockholders in 1999, directors of each class, the term of which shall then expire, shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be apportioned as nearly equal as possible.

         B. Any director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified or until their earlier death, resignation, disqualification or removal.

                                   ARTICLE IX

                                 INDEMNIFICATION

         Every person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, employee benefit plan, or other enterprise, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance expenses to such person, to the fullest extent legally permissible under the GCL, against all expenses, liabilities and losses (including attorneys' fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by him or her in connection therewith. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Article IX shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal. The right of indemnification shall be a contract right that may be enforced in any manner desired by such person. The right of indemnification shall not be exclusive of any other right that such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaws, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article. Notwithstanding any other provision of this Article IX, no person shall be entitled to indemnification or advancement of expenses under this Article with respect to any Proceeding, or any claim therein, brought or made by him or her against the Corporation, unless such Proceeding or claim is approved by the Board of Directors of the Corporation.

         The Board of Directors may adopt bylaws from time to time with respect to indemnification to provide at all time the fullest indemnification permitted by the GCL, and may cause the Corporation to purchase and maintain insurance, at the Corporation's expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person against such liability. The Corporation may also create a trust fund, grant a security interest and/or use other means (including, but not limited to, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

                                    ARTICLE X

                              REMOVAL OF DIRECTORS

         Any director or the entire Board of Directors may be removed, with or without cause, at any time by the holders of a majority of the shares then entitled to vote at an election of directors, and the vacancy in the Board of Directors caused by such removal may be filled by the stockholders at the time of such removal.


                                   ARTICLE XI

              LIMITATION ON LIABILITY FOR BREACH OF FIDUCIARY DUTY

         A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL. Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                                   ARTICLE XII

                               AMENDMENT OF BYLAWS

         Subject to the power of the stockholders of the Corporation to alter or repeal any Bylaw made by the Board of Directors, the Board of Directors is expressly authorized and empowered to make, alter and repeal the Bylaws of the Corporation.


                                  ARTICLE XIII

                              AMENDMENT OF ARTICLES

         The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this First Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this First Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article.

                                   ARTICLE XIV

                  BOARD CONSIDERATIONS UPON SIGNIFICANT EVENTS

         The Board, when evaluating any (A) tender offer or invitation for tenders, or proposal to make a tender offer or request or invitation for tenders, by another party, for any equity security of the Corporation, or (B) proposal or offer by another party to (1) merge or consolidate the Corporation or any subsidiary with another corporation or other entity, (2) purchase or otherwise acquire all or a substantial portion of the properties or assets of the Corporation or any subsidiary, or sell or otherwise dispose of to the Corporation or any subsidiary all or a substantial portion of the properties or assets of such other party, or (3) liquidate, dissolve, reclassify the securities of, declare an extraordinary dividend of, recapitalize or reorganize the Corporation, shall take into account all factors that the Board deems relevant, including, without limitation, to the extent so deemed relevant, the potential impact on employees, customers, suppliers, partners, joint venturers and other constituents of the Corporation and the communities in which the Corporation operates.

         In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article XIV must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article XVI), voting together as a single class.


                                   ARTICLE XV

                               STOCKHOLDER CONSENT

         No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board.

         In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article XV must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article XVI), voting together as a single class.

                                   ARTICLE XVI

                        BUSINESS COMBINATIONS; FAIR PRICE

         A. In addition to any affirmative vote required by law or this First Restated Certificate of Incorporation, and except as otherwise expressly provided in paragraph B of this Article XVI:

                  1. any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined), or (b) any other corporation, partnership or other entity (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder other than a merger enacted in accordance with Section 253 of the Delaware General Corporation Law or any successor thereof; or

                  2. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, including all Affiliates of the Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of ten million dollars ($10,000,000) or more; or

                  3. the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder, including all Affiliates of the Interested Stockholder, in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of ten million dollars ($10,000,000) or more (other than on a pro rata basis to all holders of Voting Stock of the same class held by the Interested Stockholder pursuant to a stock split, stock dividend or distribution of warrants or rights and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation of any of its subsidiaries which securities have been distributed pro rata to all holders of Voting Stock); or

                  4. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliates of an Interested Stockholder; or

                  5. any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not an Interested Stockholder is a party thereto) which has the effect, directly or indirectly, of increasing the proportionate share by more than one percent (1%) of the issued and outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which are directly or indirectly owned by any Interested Stockholder or one or more Affiliates of the Interested Stockholder;

shall require the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding Voting Stock, as hereinafter defined, voting together as a single class, including the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding Voting Stock not Beneficially Owned directly or indirectly by an Interested Stockholder or any Affiliate of any Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be permitted, by law or in any agreement with any national securities exchange or otherwise.

         B. The provisions of Section A of this Article XVI shall not be applicable to any particular Business Combination (as hereinafter defined), and such Business Combination shall require only such affirmative vote as is required by law or any other provision of this First Restated Certificate of Incorporation, if the conditions specified in either of the following paragraph 1 or 2 are met:

                  1. the Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined); or

                  2. all of the following price and procedural conditions shall have been met:

                           (a) the aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash, to be received per share by the holders of Common Stock in such Business Combination, shall be at least equal to the highest of the following:

                                    (i) (if applicable) the highest per share
                 price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it (A) within the two (2) year period immediately prior to the first public announcement of the proposal of such Business Combination (the "Announcement Date"), or (B) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                    (ii) the Fair Market Value per share of
                 Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher; and

                                    (iii) (if applicable) the price per share
                 equal to the Fair Market Value per share of Common Stock determined pursuant to paragraph 2(a)(ii) above, multiplied by the ratio of (A) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
                 fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two (2) year period immediately prior to the Announcement Date to (B) the Fair Market Value per share of Common Stock on the first day in such two (2) year period upon which the Interested Stockholder acquired any shares of Common Stock; and

                           (b) the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class, other than Common Stock or Excluded Preferred Stock, of issued and outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph 2(b) shall be required to be met with respect to every such class of issued and outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                                    (i) (if applicable) the highest per share
                 price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (A) within the two (2) year period immediately prior to the Announcement Date, or (B) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                    (ii) (if applicable) the highest
                 preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                                    (iii) the Fair Market Value per share of
                 such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

                                    (iv) (if applicable) the price per share
                 equal to the Fair Market Value per share of such class of Voting Stock determined pursuant to paragraph 2(b)(iii) above, multiplied by the ratio of (A) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it within the two (2) year period immediately prior to the Announcement Date to (B) the Fair Market Value per share of such class of Voting Stock on the first day in such two (2) year period upon which the Interested Stockholder acquired any shares of such class of Voting Stock; and

                           (c) the consideration to be received by holders of a particular class of issued and outstanding Voting Stock (including Common Stock and other than Excluded Preferred Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock (if the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it); and

                           (d) after such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business
         Combination: (i) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any issued and outstanding preferred stock, except as approved by a majority of the Continuing Directors; (ii) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; (iii) there shall have been an increase in the annual rate of dividends as necessary fully to reflect any recapitalization (including any reverse stock split), reorganization or any similar reorganization which has the effect of reducing the number of issued and outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (iv) such Interested Stockholder shall not have become the Beneficial Owner of any additional Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder; and

                           (e) after such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

                           (f) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be marked pursuant to such Act or subsequent provisions).

                  C. For purposes of this Article XVI the following terms shall have the following meanings:

                     1. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 21, 1996.

                     2. "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect on June 21, 1996. In addition, a Person shall be the "Beneficial Owner" of any Voting Stock which such Person or any of its Affiliates or Associates has: (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (b) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the Beneficial Owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of the stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate of Associate is otherwise deemed the Beneficial Owner).

                     3. "Business Combination" shall mean any transaction described in any one or more of clauses (1) through (5) of Section A of this
Article XVI.

                     4. "Continuing Director" shall mean any member of the Board who is unaffiliated with and is not the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors then on the Board.

                     5. "Excluded Preferred Stock" means any series of Preferred Stock with respect to which a majority of the Continuing Directors have approved a Preferred Stock Designation creating such series that expressly provides that the provisions of this Article XVI shall not apply.

                     6. "Fair Market Value" shall mean: (a) in the case of stock, the highest closing sale price during the thirty (30) day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the composite tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty (30) day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use in its stead, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board in accordance with Section D of this Article XVI; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in accordance with Section D of this Article XVI.

                     7. "Interested Stockholder" shall mean any Person to or which:

                           (a) itself, or along with its Affiliates, is the
                  Beneficial Owner, directly or indirectly, of more than fifteen percent (15%) of the then issued and outstanding Voting Stock; or

                           (b) is an Affiliate of the Corporation and at any
                  time within the two (2) year period immediately prior to the date in question was itself, or along with its Affiliates, the Beneficial Owner, directly or indirectly, of fifteen percent (15%) or more of the then issued and outstanding Voting Stock; or

                           (c) is an assignee of or has otherwise succeeded to
                  any Voting Stock which was at any time within the two (2) year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                  For the purpose of determining whether a Person is an Interested Stockholder pursuant to paragraph 7 of this Section C, the number of shares of Voting Stock deemed to be issued and outstanding shall include shares deemed owned through application of paragraph 2 of this Section C but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

                  Notwithstanding anything to the contrary contained in this First Restated Certificate of Incorporation, for purposes of this First Restated Certificate of Incorporation, the term "Interested Stockholder" shall not, for any purpose, include, and the provisions of Article XVI(A) hereof shall not apply to: (a) the Corporation or any Subsidiary; or (b) any employee stock ownership plan of the Corporation or any Subsidiary.

                           8. In the event of any Business Combination in which
the Corporation survives, the phrase "other consideration to be received" as used in paragraphs 2(a) and (b) and paragraph B of this Article XVI shall include the shares of Common Stock and/or the shares of any other class of issued and outstanding Voting Stock retained by the holders of such shares.

                           9. "Person" shall mean any individual, firm,
corporation, partnership or other entity.

                           10. "Subsidiary" shall mean any corporation or other
entity of which the Corporation owns, directly or indirectly, securities that enable the Corporation to elect a majority of the board of directors or other persons performing similar functions of such corporation or entity or that otherwise give to the Corporation the power to control such corporation or entity.

                           11. "Voting Stock" means all issued and outstanding
shares of capital stock of the Corporation that pursuant to or in accordance with this First Restated Certificate of Incorporation are entitled to vote generally in the election of directors of the Corporation, and each reference herein, where appropriate, to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the voting power of such shares entitled to vote. The issued and outstanding shares of Voting Stock shall not include any shares of Voting Stock that may be issuable pursuant to any agreement, or upon the exercise or conversion of any rights, warrants or options or otherwise.

                  D. The Continuing Directors of the Corporation shall have the power and duty to determine for the purposes of this Article XVI, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article XVI, including, without limitation: (i) whether a Person is an Interested Stockholder; (ii) the number of shares of

Voting Stock beneficially owned by any Person; (iii) whether a Person is an Affiliate or Associate of another; (iv) whether the applicable conditions set forth in paragraph 2 of paragraph B of this Article XVI have been met with respect to any Business Combination; (v) the Fair Market Value of stock or other property in accordance with paragraph 6 of paragraph C of this Article XVI; and
(vi) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of ten million dollars ($10,000,000) or more.

                  E. Nothing contained in this Article XVI shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                  F. In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article XVI must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class.

                  IN WITNESS WHEREOF, this First Restated Certificate of Incorporation has been signed this ____ day of June 1998.


                                       STYLING TECHNOLOGY CORPORATION



                                       By:_____________________________________
                                             Sam L. Leopold

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         STYLING TECHNOLOGY CORPORATION

                      1998 ANNUAL MEETING OF STOCKHOLDERS

   The undersigned stockholder of STYLING TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated March 31, 1998, and hereby appoints Sam L. Leopold and Richard R. Ross, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of the Company, to be held on May 4, 1998, at 10:00 a.m., local time, at The Arizona Biltmore, 24th Street and Missouri, Phoenix, Arizona 85016, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:

   [ ] FOR the five nominees listed below, except as indicated

   [ ] WITHHOLD AUTHORITY to vote for the five nominees listed below

   If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

SAM L. LEOPOLD, RICHARD R. ROSS, JAMES A. BROOKS, PETER W. BURG, AND MICHAEL H.
                                   FEINSTEIN

2. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION (THE "CERTIFICATE") TO CLASSIFY THE BOARD OF DIRECTORS.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

3. PROPOSAL TO AMEND THE CERTIFICATE TO ADD A PROVISION ALLOWING THE BOARD OF DIRECTORS TO CONSIDER CERTAIN FACTORS WHEN EVALUATING CERTAIN MATTERS SUCH AS TENDER OFFERS.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

4. PROPOSAL TO AMEND THE CERTIFICATE TO ELIMINATE ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

5. PROPOSAL TO AMEND THE CERTIFICATE TO ADD CERTAIN MINIMUM PRICE AND PROCEDURAL REQUIREMENTS IN CONNECTION WITH CERTAIN TRANSACTIONS SUCH AS BUSINESS COMBINATIONS.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

6. PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN (THE "PLAN") TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE PLAN FROM 400,000 TO 750,000.

7. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

   and upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

                  (continued, and to be signed, on other side)

                          (continued from other side)
    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF DIRECTORS; FOR THE AMENDMENTS TO THE CERTIFICATE; FOR THE AMENDMENT TO THE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

    A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                             Dated: , 1998

                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                                          Signature

                                             (This Proxy should be dated, signed
                                             by the stockholder(s) exactly as
                                             his or her name appears hereon, and
                                             returned promptly in the enclosed
                                             envelope. Persons signing in a
                                             fiduciary capacity should so
                                             indicate. If shares are held by
                                             joint tenants or as community
                                             property, both stockholders should
                                             sign.)